UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2025

Savers Value Village, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41733	83-4165683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 S.E. 6th Street, Suite 125 Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 462-1515
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	SVV	The New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 13, 2025, Savers Value Village, Inc. (the “Company”) issued a press release announcing the commencement of a secondary public offering (the “Offering”) of 15,000,000 shares of its common stock, par value $0.000001 per share (the “Common Stock”), offered by certain funds, investment vehicles or accounts managed or advised by Ares Management LLC or its affiliates (the “Ares Selling Stockholders”) and the chief executive officer of the Company (the “Management Selling Stockholder” and, together with the Ares Selling Stockholders, the “Selling Stockholders”), as well as a proposed repurchase by the Company of up to $20.0 million of the shares of common stock that are the subject of the offering at a price per share equal to the price per share at which the underwriters will purchase such shares from the Selling Stockholders in the Offering (the “Concurrent Share Repurchase”). The Concurrent Share Repurchase is expected to occur simultaneously with the closing of the Offering. The underwriters will not receive any compensation for the shares being repurchased by the Company in connection with the Concurrent Share Repurchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025

SAVERS VALUE VILLAGE, INC.

By:	/s/ Michael Walsh
	Name:	Michael Walsh
	Title:	Chief Executive Officer